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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 for the Tridex Corporation 1998 Non-Executive Long Term Incentive Plan of our report dated February 13, 1998, which appears on page 13 of Tridex Corporation's Annual Report on Form 10-K for the year ended December 31, 1997.

Price Waterhouse LLP
Hartford, Connecticut

May 12, 1998






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